Exhibit 10.1.1

                              FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                                  July 21, 2006
PEI Holdings, Inc.
680 North Lakeshore Drive
Chicago, Illinois 60611

Ladies and Gentlemen:

            Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of April 1, 2005, among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the financial institutions from time to time party thereto (the "Lenders"), and Bank of America, N.A., as Agent for the Lenders ("Agent") (as amended, supplemented or otherwise modified to date, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Credit Agreement.

            Borrower has requested that Agent and Lenders agree to amend the Credit Agreement in certain respects, and Agent and Lenders have agreed to such amendments, on the terms, and subject to the conditions, contained herein.

            Therefore, Borrower, Agent and Lenders hereby agree as follows:

            1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

            (a) The new defined term "Jenna Jameson Entities" is hereby inserted into Section 1.01 of the Credit Agreement in appropriate alphabetical order, as follows:

            "Jenna Jameson Entities" means, collectively, Club Jenna, Inc., Dolce Amore, Inc., and EOD, Inc., each a Colorado corporation and Y-Tel Wireless, LLC, a Colorado limited liability company.

            (b) Section 6.10 of the Credit Agreement is hereby amended by deleting such section and replacing it with the following:

            6.10 Additional Guarantors.

            Notify Agent (i) at the time that any Person (other than a Playboy.com Entity, China or CJI) becomes a Domestic Restricted Subsidiary of Playboy,

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            (ii)  within 60 days after the  formation  of each of China and
      CJI, and (iii) within 150 days after each Playboy.com  Entity becomes
      a  Wholly-Owned   Restricted  Subsidiary  of  Playboy;  and  promptly
      thereafter  (and in any  event (x) in the case of all  Persons  other
      than  a  Playboy.com   Entity  that  is  a  Wholly-Owned   Restricted
      Subsidiary as of the Second Amendment Closing Date, China or CJI, within 30 days after the applicable notice is required to be given,
      (y) in the case of each Playboy.com Entity that is a Wholly-Owned Restricted Subsidiary as of the Second Amendment Closing Date and CJI, no later than May 15, 2006 and (z) in the case of each Jenna Jameson Entity, no later than October 23, 2006), cause such Person
      (a) other than a Foreign Subsidiary, to become a Guarantor by executing and delivering to Agent a Loan Guaranty or Loan Guaranty joinder in a form reasonably acceptable to Agent, (b) other than a
      Foreign  Subsidiary,   to  deliver  to  Agent  documents   reasonably
      necessary to grant to Agent (and permit Agent to perfect) a Lien on the personal property of such Person to the extent permitted herein,
      (c) to cause the appropriate Person to deliver to Agent a Pledge Agreement granting to Agent a Lien on the Equity Interests of such Person (excluding China and Gibraltar, unless otherwise agreed by Agent and Borrower) and (d) to deliver to Agent documents of the types referred to in clause (iv) of Section 4.01(a) and favorable opinions of counsel (including in-house counsel) to such Person
      (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (a), (b) and (c)), as applicable, all in form, content and scope reasonably satisfactory to Agent.

            2. Scope. Except as amended hereby, the Credit Agreement remains unchanged and in full force and effect.

            3. Effectiveness. This Fourth Amendment to Amended and Restated Credit Agreement (the "Amendment") shall be effective when executed by Lenders and Agent and agreed to by Borrower and returned to Agent, together with a reaffirmation of the guaranty executed by each Guarantor.

            4. Severability. If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.


                                      -2-
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            6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND C0NSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT BORROWER, AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                                    Very truly yours,

                                    BANK OF AMERICA, N.A., as Agent


                                    By       /s/ Anne M. Zeschke
                                       ----------------------------------------
                                                 Anne M. Zeschke
                                    Its    Assistant Vice President
                                       ----------------------------------------


                                    BANK OF AMERICA, N.A., as a Lender

                                    By     /s/ Craig W. McGuire
                                       ----------------------------------------
                                               Craig W. McGuire
                                    Its     Senior Vice President
                                       ----------------------------------------


                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as a Lender

                                    By       /s/ Siamak Saidi
                                       ----------------------------------------
                                                 SIAMAK SAIDI
                                    Its    ASSISTANT VICE PRESIDENT
                                       ----------------------------------------

ACKNOWLEDGED AND AGREED TO
THIS 21st DAY OF JULY 2006:

PEI HOLDINGS, INC., as Borrower


By   /s/ Robert D. Campbell
   -----------------------------------
Its    Treasurer
   -----------------------------------